EXHIBIT  99.2


Sky Financial Group, Inc.
Wood Bancorp, Inc.
First Western Bancorp, Inc.


Pro Forma Condensed Consolidated Balance Sheet
June 30, 1999
(Dollars in thousands)

                       Sky         Wood       First     Pro Forma     Pro Forma
                    Financial     Bancorp    Western    Adjustment     Combined
ASSETS
Cash and due
  from banks       $  156,127   $  1,454   $   47,818                 $  205,399
Federal funds
  sold and
  interest-
  earnings
  deposits             22,743      4,582        2,719                     30,044
Securities            974,419     18,769      701,260                  1,694,448
Loans, net          3,389,716    135,783    1,127,153                  4,652,652
Premises and
  equipment            87,764      2,582       21,683                    112,029
Other assets          154,923      1,985       95,286                    252,194

TOTAL ASSETS       $4,785,692   $165,155   $1,995,919                 $6,946,766


LIABILITIES
Deposits           $3,718,280   $130,921   $1,330,293                 $5,179,494
Federal funds
  purchased and
  repurchase
  agreements          246,338                 227,913                    474,251
Debt and Federal
  Home Loan
  Advances            406,323      7,596      263,127                    677,046
Other liabilities      63,589      1,422       28,704                     93,715
TOTAL LIABILITIES   4,434,530    139,939    1,850,037                  6,424,506

SHAREHOLDERS'
  EQUITY              351,162     25,216      145,882                    522,260

TOTAL LIABILITIES
  AND SHAREHOLDERS'
  EQUITY           $4,785,692   $165,155   $1,995,919                 $6,946,766














EXHIBIT  99.2

Sky Financial Group, Inc.
Wood Bancorp, Inc.
First Western Bancorp, Inc.

Pro Forma Condensed Consolidated Statements of Income
Six Months Ended June 30, 1999
(Dollars in thousands)

                         Sky        Wood       First     Pro Forma     Pro Forma
                      Financial Bancorp Western Adjustment Combined Interest Income
Loans, including
  fees                 $146,863    $ 5,871   $ 45,226                  $ 197,960
Securities and
  other                  28,884        717     24,684                     54,285
Total interest
  income                175,747      6,588     69,910                    252,245

Interest Expense
Deposits                 66,505      2,681     23,846                     93,032
Borrowings (1)           15,298        269     12,309     $ 1,251         29,127
Total interest
  expense                81,803      2,950     36,155       1,251        122,159

Net Interest Income      93,944      3,638     33,755      (1,251)       130,086

Provision For
  Credit Losses           5,082         60      2,250                      7,392
Net Interest Income
  After Provision
  for Credit Losses      88,862      3,578     31,505      (1,251)       122,694

Other Income             50,672        578      8,352                     59,602
Other Expenses (1)       80,372      2,070     24,520      (1,251)       105,711

Income Before
  Income Taxes           59,162      2,086     15,337                     76,585

Income Taxes             18,653        785      4,415                     23,853

Net Income             $ 40,509    $ 1,301   $ 10,922     $    --      $  52,732

Earnings Per
  Common Share
Basic                  $   0.90    $  0.46   $   0.98                  $    0.87
Diluted                $   0.89    $  0.46   $   0.96                  $    0.86

Weighted Average
  Shares Outstanding
Basic                    45,070      2,827     11,162                     60,655
Diluted                  45,541      2,843     11,402                     61,429

(1) Reclassification of interest expense on First Western's trust preferred securities from other expenses to conform classification with that of Sky Financial Group.

Non-recurring merger related charges to effect the First Western Bancorp, Inc. and Wood Bancorp, Inc. mergers are expected to total $35.1 million after-tax and will be recorded in the third quarter of 1999.



EXHIBIT  99.2


Sky Financial Group, Inc.
Wood Bancorp, Inc.
First Western Bancorp, Inc.

Pro Forma Condensed Consolidated Statements of Income
Six Months Ended June 30, 1998
(Dollars in thousands)

                         Sky        Wood       First     Pro Forma     Pro Forma
                      Financial Bancorp Western Adjustment Combined Interest Income
Loans, including
  fees                 $145,903    $ 5,977   $ 44,205                  $ 196,085
Securities and
  other                  34,316        802     19,755                     54,873
Total interest
  income                180,219      6,779     63,960                    250,958

Interest Expense
Deposits                 73,145      2,720     23,059                     98,924
Borrowings (1)           14,358        597     11,599     $ 1,214         27,768
Total interest
  expense                87,503      3,317     34,658       1,214        126,692

Net Interest Income      92,716      3,462     29,302      (1,214)       124,266

Provision For
  Credit Losses           6,387         60      2,000                      8,447
Net Interest Income
  After Provision
  for Credit Losses      86,329      3,402     27,302      (1,214)       115,819

Other Income             48,265        473      9,188                     57,926
Other Expenses (1)       93,265      1,989     23,055      (1,214)       117,095

Income Before
  Income Taxes           41,329      1,886     13,435                     56,650

Income Taxes             12,708        696      3,788                     17,192

Net Income             $ 28,621    $ 1,190   $  9,647     $    --      $  39,458


Earnings Per
  Common Share
Basic                  $   0.63    $  0.46   $   0.86                  $    0.65
Diluted                $   0.62    $  0.43   $   0.85                  $    0.64

Weighted Average
  Shares Outstanding
Basic                    45,209      2,583     11,163                     60,616
Diluted                  45,802      2,745     11,391                     61,604


(1) Reclassification of interest expense on First Western's trust preferred securities from other expenses to conform classification with that of Sky Financial Group.



EXHIBIT  99.2


Sky Financial Group, Inc.
Wood Bancorp, Inc.
First Western Bancorp, Inc.

Pro Forma Condensed Consolidated Statements of Income
Year Ended December 31, 1998
(Dollars in thousands)

                         Sky        Wood       First     Pro Forma     Pro Forma
                      Financial Bancorp Western Adjustment Combined Interest Income
Loans, including
  fees                 $296,682    $12,001   $ 90,546                  $ 399,229
Securities and
  other                  66,998      1,547     49,187                    117,732
Total interest
  income                363,680     13,548    139,733                    516,961

Interest Expense
Deposits                146,385      5,513     52,745                    204,643
Borrowings (1)           30,171        995     24,888     $ 2,473         58,527
Total interest
  expense               176,556      6,508     77,633       2,473        263,170

Net Interest Income     187,124      7,040     62,100      (2,473)       253,791

Provision For
  Credit Losses          24,968        120      4,000                     29,088
Net Interest Income
  After Provision
  for Credit Losses     162,156      6,920     58,100      (2,473)       224,703

Other Income             97,214      1,136     17,241                    115,591
Other Expenses (1)      232,708      4,268     50,646      (2,473)       285,149

Income Before
  Income Taxes           26,662      3,788     24,695                     55,145

Income Taxes              8,854      1,419      6,772                     17,045

Net Income             $ 17,808    $ 2,369   $ 17,923     $    --      $  38,100


Earnings Per
  Common Share
Basic                  $   0.39    $  0.91   $   1.61                  $    0.63
Diluted                $   0.39    $  0.86   $   1.58                  $    0.62

Weighted Average
  Shares Outstanding
Basic                    45,124      2,602     11,150                     60,530
Diluted                  45,686      2,757     11,369                     61,471


(1) Reclassification of interest expense on First Western's trust preferred securities from other expenses to conform classification with that of Sky Financial Group.



EXHIBIT  99.2

Sky Financial Group, Inc.
Wood Bancorp, Inc.
First Western Bancorp, Inc.

Pro Forma Condensed Consolidated Statements of Income
Year Ended December 31, 1997
(Dollars in thousands)

                         Sky        Wood       First     Pro Forma     Pro Forma
                      Financial Bancorp Western Adjustment Combined Interest Income
Loans, including
  fees                 $281,902    $10,804   $ 89,831                  $ 382,537
Securities and
  other                  65,629      1,831     37,492                    104,952
Total interest
  income                347,531     12,635    127,323                    487,489

Interest Expense
Deposits                142,216      4,958     47,464                    194,638
Borrowings (1)           24,701      1,149     20,155     $ 2,252         48,257
Total interest
  expense               166,917      6,107     67,619       2,252        242,895

Net Interest Income     180,614      6,528     59,704      (2,252)       244,594

Provision For
  Credit Losses          10,928        120      4,836                     15,884
Net Interest Income
  After Provision
  for Credit Losses     169,686      6,408     54,868      (2,252)       228,710

Other Income             82,167        585     17,231                     99,983
Other Expenses (1)      164,783      4,371     42,995      (2,252)       209,897

Income Before
  Income Taxes           87,070      2,622     29,104                    118,796

Income Taxes             27,750        947      8,822                     37,519

Net Income             $ 59,320    $ 1,675   $ 20,282     $    --      $  81,277

Net Income Available
  to Common
  Shareholders         $ 58,715    $ 1,675   $ 20,282     $    --      $  80,672

Earnings Per
  Common Share
Basic                  $   1.29    $  0.62   $   1.80                  $    1.32
Diluted                $   1.27    $  0.59   $   1.77                  $    1.30

Weighted Average
  Shares Outstanding
Basic                    45,402      2,681     11,242                     60,977
Diluted                  46,699      2,817     11,446                     62,621

(1) Reclassification of interest expense on First Western's trust preferred securities from other expenses to conform classification with that of Sky Financial Group.



EXHIBIT  99.2


Sky Financial Group, Inc.
Wood Bancorp, Inc.
First Western Bancorp, Inc.

Pro Forma Condensed Consolidated Statements of Income
Year Ended December 31, 1996
(Dollars in thousands)

                         Sky        Wood       First     Pro Forma     Pro Forma
                      Financial Bancorp Western Adjustment Combined Interest Income
Loans, including
  fees                 $257,355    $ 9,471   $ 92,321                  $ 359,147
Securities and
  other                  65,695      1,614     33,162                    100,471
Total interest
  income                323,050     11,085    125,483                    459,618

Interest Expense
Deposits                137,288      4,875     46,111                    188,274
Borrowings (1)           13,648        414     21,103                     35,165
Total interest
  expense               150,936      5,289     67,214                    223,439

Net Interest Income     172,114      5,796     58,269                    236,179

Provision For
  Credit Losses           7,713        120      8,288                     16,121
Net Interest Income
  After Provision
  for Credit Losses     164,401      5,676     49,981                    220,058

Other Income             62,244        460     15,714                     78,418
Other Expenses (1)      149,131      3,474     42,264                    194,869

Income Before
  Income Taxes           77,514      2,662     23,431                    103,607

Income Taxes             24,364        994      6,304                     31,662

Net Income             $ 53,150    $ 1,668   $ 17,127     $    --      $  71,945

Net Income Available
  to Common
  Shareholders         $ 50,743    $ 1,668   $ 17,127     $    --      $  69,538


Earnings Per
  Common Share
Basic                  $   1.14    $  0.60   $   1.49                  $    1.15
Diluted                $   1.11    $  0.57   $   1.47                  $    1.12

Weighted Average
  Shares Outstanding
Basic                    44,510      2,789     11,510                     60,489
Diluted                  47,812      2,902     11,669                     64,066